EXHIBIT 10.5

FIRST AMENDMENT TO
SECURED PROMISSORY NOTE

This First Amendment to Secured Promissory Note (this “Amendment”) is made and entered into as of this 22nd day of February, 2011 by and between General Cannabis, Inc. (f/k/a LC Luxuries Limited), a Nevada corporation (the “Company”) and Keith Hoerling, an individual (the “Holder”).

RECITALS

WHEREAS, the Company and the Holder are parties to that certain Secured Promissory Note dated as of November 19, 2010 in the original principal amount of $900,000.00 (the “Original Agreement”);

WHEREAS, the Maturity Date set forth in the Original Agreement was January 10, 2012;

WHEREAS, both the Company and the Holder desire to amend the terms of the Original Agreement to change the Maturity Date as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto hereby agree as follows:

1.           The Maturity Date as set forth in the Original Agreement shall be changed to June 30, 2012.

2.           Other than as set forth herein, the terms and conditions of Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

“Company”	“Holder”

General Cannabis, Inc.,
a Nevada corporation

/s/ James Pakulis	/s/ Keith Hoerling
By: James Pakulis	By: Keith Hoerling
Its: CEO